               REINSURANCE PROGRAM CONFIRMATION AND COVER NOTE
                                    FOR THE
                         CASUALTY REINSURANCE PROGRAM
    FIRST, SECOND AND THIRD CASUALTY EXCESS OF LOSS REINSURANCE AGREEMENTS
                                    BETWEEN
                            VESTA INSURANCE GROUP
                                      OF
                             BIRMINGHAM, ALABAMA
                                  INCLUDING:
                       VESTA FIRE INSURANCE CORPORATION
                          VESTA INSURANCE CORPORATION
                        SHEFFIELD INSURANCE CORPORATION
                        VESTA LLOYDS INSURANCE COMPANY
               THE HAWAIIAN INSURANCE AND GUARANTY COMPANY LTD.
                     VESTA COUNTY MUTUAL INSURANCE COMPANY
                         AFFIRMATIVE INSURANCE COMPANY
                       ANTHEM CASUALTY INSURANCE COMPANY
                INSURA PROPERTY AND CASUALTY INSURANCE COMPANY
                         THE SHELBY INSURANCE COMPANY
                                      OR
        ANY SUBSIDIARIES OR AFFILIATES IN WHICH VESTA INSURANCE GROUP
                          HAS A CONTROLLING INTEREST;

                                      AND
                       EMPLOYERS REINSURANCE CORPORATION
                             OVERLAND PARK, KANSAS


COMMENCEMENT AND     Effective January 1, 1998 with respect to losses arising
TERMINATION:         out of occurrences having dates of loss on or after that
                     date. Continuous contract, may be terminated on any January 1 by either party providing 90 days written notice by certified mail. The Reinsured shall have the right to elect to continue the application of this agreement to loss under policies in force on the termination date as respects occurrences taking place prior to the earlier of each policy's termination date, or its next succeeding anniversary date. Such election shall be given in writing along with the Notice of Termination. During that period, reinsurance rates as stated in the Agreement will apply to Net Premium Income as appropriate.

APPLICATION OF       See Exhibit I.
AGREEMENT:

BUSINESS COVERED     Automobile Liability - (including Garage Liability
UNDER REINSURANCE    --------------------
SCHEDULE:            Policies and Truckers Liability policies written under
                     the Reinsured's Non Trucking Liability Program);
                     General Liability, BUT NOT INCLUDING:
                     -----------------
                     . Aircraft Liability;

(BUSINESS COVERED    . Any policy covering Professional Liability (this does not
CONTINUED)             include Incidental Medical Malpractice, Druggists,
                       Barbers, Funeral Directors or Beauticians Professional
                       Liability);
                     . Pollution Liability or Environmental Impairment Liability
                       (when written as such);
                     . Directors and Officers Liability (this does not include
                       Condominium Directors and Officers Liability);
                     . Errors and Omissions Liability - this does not include
                       Employee Benefits Liability; Media Professional E&O written under the Group's Broadcasters and Communications Program; Printers E&O; Powersports
                       Agents E&O; or Truth in Lending, Title and Odometer
                       E&O policies written under Garage Policies;

                     Liability Section of the following policies:
                     -------------------------------------------
                     . Homeowners;
                     . Farmowners;
                     . Commercial Multiple Peril;
                     . Business Owners;

                     Commercial Umbrella Policies;
                     ----------------------------
                     Personal Umbrella Policies.
                     --------------------------

RETENTIONS AND       First Layer Excess--$250,000 ultimate net loss each
REINSURANCE          occurrence excess of $50,000 ultimate net loss each
LIMITS:              occurrence.

                     Second Layer Excess--$700,000 ultimate net loss each occurrence excess of $300,000 ultimate net loss each occurrence.

                     Third Layer Excess--$1,000,000 ultimate net loss each occurrence excess of $1,000,000 ultimate net loss each occurrence.

COMMERCIAL AND       A $50,000 retention will apply per occurrence for
PERSONAL UMBRELLA    Umbrella policies issued by the Reinsured. This retention
RETENTION:           is satisfied by loss retained in the underlying layers.

NET PREMIUM INCOME:  Net Premium Income (NPI) means Gross Net Earned premium, after deducting premiums paid for facultative reinsurance, if any, for the lines of business covered, earned by the Reinsured on and after the effective date and prior to the termination date of the Agreement. As regards policies written with indivisible premiums, NPI shall be allocated as follows:
                     15% for Business Owners Policies;
                     5% for HIG Homeowners Policies;
                     10.5% for Vesta Homeowners Policies.

1998 ESTIMATED       Estimated Subject Net Premium Income is $159,000,000
SUBJECT NET                                                  ------------
PREMIUM INCOME:      for entities other than Vesta County Mutual and Affirmative
                     Insurance Company; for Vesta County Mutual and Affirmative
                     Insurance Company the Estimated Subject Net Premium
                     Income is $84,386,149.
                               -----------

REINSURANCE RATES    First Layer Excess--Reinsurance Rate--9.81% of NPI.
AND 1998 ESTIMATED   Est. Annual Ceded Premium of $15,597,000, due in four equal
CEDED PREMIUMS:                                   -----------
                     deposits of $3,899,475 on January 1, April 1, July 1 and
                                 ----------
                     October 1 of each year.

                     Second Layer Excess--Reinsurance Rate--2.15% of NPI.; Est. Annual Ceded Premium of $3,418,500 due in four equal
                                                  ----------
                     deposits of $854,625 on January 1, April 1, July 1 and
                                 --------
                     October 1 of each year.

                     Third Layer Excess--Reinsurance Rate--.20% of NPI;
                     Est. Annual Ceded Premium of $318,000, due in four equal
                                                  --------
                     deposits of $79,500 on January 1, April 1, July 1 and
                                 -------
                     October 1 of each year.

REINSURANCE RATE     Based on the underwriting information, these entities
AND 1998 ESTIMATED   do not substantially expose the treaty, except for
CEDED PREMIUM,       ECO/XPL. As such, the premium for the entities is
VESTA COUNTY MUTUAL  considered to be included in the above quoted rates. If
AND AFFIRMATIVE      the limits profile or the subject premiums change
INSURANCE:           significantly over the annual period, the Reinsured
                     agrees to advise the Reinsurer of such changes.

REPORTS AND          As regards lines other than Commercial and Personal
REMITTANCES:         Umbrella, within 45 days following the close of the
                     calendar year, the Reinsured shall furnish, in a form satisfactory to the Reinsurer, a report segregating the Net
                     Premium Income, by line and by company, to which the reinsurance rates shall apply. The deposit premiums will be adjusted by the premiums calculated from the report, subject to minimum premiums equal to 80% of the total deposit amounts applying.

                     As regards Commercial and Personal Umbrella policies, within 30 days following the close of each calendar quarter, the Reinsured shall furnish a report (in a form satisfactory to the Reinsurer) showing the Gross Net Earned Premium for the Commercial Umbrella and Personal Umbrella lines for that quarter, less a ceding commission of 27.5%. This amount shall be remitted to the corporation within 45 days following the close of the calendar quarter.

MAXIMUM POLICY       As per the schedule furnished by the Reinsured in the
LIMITS:              1997 underwriting information, with the addition of:
                     Commercial Umbrella, $5,000,000; Personal Umbrella,
                     $2,000,000; Media Professional Errors and Omissions,
                     $1,000,000.

DEFINITION OF        See Exhibit II.
LOSS AND CLAIMS
EXPENSES:

INDEMNITY FOR        Included in Ultimate Net Loss, and subject to the
CLAIMS EXPENSES:     Reinsurance Limit. For Commercial and Personal Umbrella
                     Policies, claims expenses will be in addition to the Reinsurance Limit, subject to the definition of "Loss and Claims Expenses" in Exhibit 11.

ECO/XPL:             90%/90% coverage. Defined in Exhibit II.

CLAIMS REPORTING:    Individual loss notices and settlements. The Reinsured
                     agrees to give notice of any claim in excess of the applicable retention, or of any other development which would involve the Reinsurer. The Reinsured also agrees that notice will be given for any claim involving fatality, amputation, spinal cord damage, blindness, extensive burns or multiple fractures.

OTHER REINSURANCE:   Addressed in Application of Agreement, Exhibit 1.

???SH CALLS:         This is not normally addressed in ERC agreements. However, cash transfer for covered losses is done at the reinsured's request, normally within 24 hours of proof of loss payment.

EXCLUSIONS:          See Exhibit 111.

EXCLUDED RISKS       If the Reinsured becomes bound on an excluded risk
INADVERTENTLY        without knowledge of a member of the underwriting
BOUND:               department, reinsurance coverage will apply as if the risk were not excluded with respect to occurrences taking place prior to the 31st day of such discovery. If the Reinsured is prohibited or limited by statute from canceling such risk, the reinsurance shall apply as if the risk were not excluded, until the earliest date the risk can be canceled, or the next succeeding anniversary of the underlying insurance.

SPECIAL ACCEPTANCES: Risks not covered can be submitted to the Reinsurer for
                     Special Acceptance. Such risks, if accepted, are subject to the terms of the Agreement, except as modified by such written Special Acceptance.

DEFINITION OF        ERC Agreements do not normally contain a definition of
OCCURRENCE:          "occurrence". ERC will apply the same definition of
                     occurrence as per Vesta's primary policy.

OTHER ARTICLES:      Offset--balances arising from this or other Agreements
                     between the parties.
                     Inspection of Records--the Reinsurer may inspect the records of the Reinsured, with respect to risks reinsured under the Agreement.
                     Assignments and Changes of Interest--no assignment or change of the Reinsured's interest under the Agreement shall be binding upon the Reinsurer.

ARBITRATION:         ERC Arbitration Clause attached as Exhibit IV.

ERRORS AND           ERC E&O Clause attached Exhibit V.
OMISSIONS:


EMPLOYERS REINSURANCE                        VESTA INSURANCE GROUP
    CORPORATION

[signature illegible]                         [signature illegible]
----------------------------           ------------------------------------
 ASSISTANT VICE PRESIDENT                        Vice President
----------------------------           ------------------------------------
         Title                                       Title


[signature illegible]                         [signature illegible]
----------------------------           ------------------------------------
    ASSISTANT SECRETARY                           Vice President
----------------------------           ------------------------------------
         Title                                       Title

                                   EXHIBIT I

APPLICATION OF AGREEMENT. This agreement applies to the lines of business and
------------------------
coverages thereunder, as set forth in the Reinsurance Schedule, as respects occurrences taking place on or after the effective date and prior to the termination date of this agreement.

This agreement does not apply to:

 . reinsurance assumed by the REINSURED, however this does not apply to reinsurance between the REINSURED'S member companies on business covered under this agreement, or to Agency Reinsurance;

 . policies written specifically as excess insurance over an underlying policy on the same insured, however this does not apply to Umbrella policies or Excess Powersports policies issued by the REINSURED;

 . coverages written excess of a deductible or retention greater than $5,000 each occurrence;

 . business written as a pro rata participant with one or more other insurers;

 . business to the extent that it is reinsured outside of this agreement;

 . the REINSURED'S liability as a participant, member, subscriber or reinsurer of any pool, syndicate, association, insolvency fund, guaranty fund or other combination of insurers or reinsurers formed for the purpose of covering specific coverages, specific lines of business or for the purpose of insuring or reinsuring risks located in specific geographical areas, but this subparagraph (f) does not apply to any risk assigned under any automobile insurance plan.

The Insolvency Clause and the Nuclear Incident Exclusion Clauses are attached hereto and made a part of this agreement.

                                  EXHIBIT II

Definition of Loss and Claim Expenses. The word "loss" shall mean only such amounts:

a) within applicable policy limits as are actually paid by the REINSURED in settlement of claims or in satisfaction of awards or judgments (including prejudgement interest and plaintiff's costs included in the judgment and subject with the judgment to the applicable policy limit);

b) equal to 90% of the amount paid by the REINSURED in excess of applicable third party liability coverage policy limits occasioned by liability imposed upon the REINSURED on account of the failure of the REINSURED to settle a claim for an amount within such policy limits;

c) equal to 90% of the amount paid by the REINSURED for punitive, exemplary, or compensatory damages awarded to the insured and arising out of the conduct of the REINSURED in the investigation, trial or settlement of any claim or failure to pay or delay in payment of any benefits under any policy.

Provided, however, that in the event of insolvency of the REINSURED, "loss" shall mean the amount of loss which the insolvent insurer has incurred or is liable for, and payment by the REINSURER shall be made to the liquidator, receiver or other statutory successor of the REINSURED in accordance with the provisions of the Insolvency Clause of this agreement; but the word "loss" shall not include claim expenses.

Net salvage, subrogation or any other recovery (after expenses) shall be used to reduce the loss and so much of such recovery shall be paid to the REINSURER as will reduce the loss ultimately born by the REINSURER to what it would have been had the recovery preceded any payment of such loss by the INSURER.

The term "claim expenses" shall mean all payments under the supplementary payments provisions of the REINSURED'S policy, including court costs, interest upon judgments, and allocated investigation, adjustment, and legal expenses.

Neither the word "loss" nor the term "claim expenses" shall include:

a)  salaries paid to employees of the REINSURED;

b) any statutory penalty imposed upon the REINSURED on account of any unfair trade practice or any unfair claim practice.

                                  EXHIBIT III

                                EXCLUSION LIST


REINSURANCE DOES NOT APPLY TO LOSS:

1. Arising from any operation involving asbestos installation, handling, removal or distribution.

2. Arising from classes of business with principal operations that are listed as "decline" in the Company's Commercial Lines Underwriting Guide, copy of which was submitted to, and is on file with, the Reinsurer. The Reinsured agrees to notify the Reinsurer of changes in the Underwriting Guide.

3. From Pollution Liability under General Liability, Commercial Umbrella or Garage Liability policies, except with respect to policies to which the Reinsured has included the standard ISO pollution exclusion or its equivalent, or a pollution exclusion to which the Reinsurer has given its prior written approval where the policy does not include the standard ISO or equivalent exclusionary endorsement.

                                  EXHIBIT IV

                              ARBITRATION CLAUSE
                              ------------------

1. Any irreconcilable disputes or differences arising between the REINSURED and the CORPORATION in respect of this agreement, including its formation and validity, shall be referred to arbitration, as set out below. Notice requesting arbitration, along with a description of the issue (s) to be arbitrated, must be in writing.

2. Each party shall appoint an Arbitrator, and the two named shall, in writing, before they enter upon the arbitration, appoint an Umpire who has agreed to act. In the event of one party failing to appoint its Arbitrator within thirty days of the other party requesting it to do so, the requesting party may appoint the second arbitrator after ten days notice in writing to the other party of its intent to do so. Should the Arbitrators fail to appoint an Umpire within thirty days of the appointment of the second Arbitrator, each Arbitrator shall submit a list of three names, from which the other Arbitrator shall decline two, and the Umpire shall be selected from the remaining names by drawing lots.

3. The Arbitrators and Umpire shall be officers or former officers of disinterested insurance or reinsurance companies.

4. Within thirty days of the appointment of the Umpire, each party shall submit its case in writing to the Arbitrators. The Arbitrators shall consider the differences between the parties and shall submit to the Umpire only those questions upon which they disagree. The Arbitrators and the Umpire may, if they so decide, call either or both parties to be heard.

5. The Arbitrators and Umpire shall be permitted to exercise wide latitude in the pursuit of information necessary to arrive at a decision and shall include the ability to compel answers to interrogatories and request documentation in the possession of either party. In the event legal interpretation is required, the laws of the state of Alabama shall apply.

6. The Arbitrators, if they agree on all items in dispute, or otherwise the majority of the two Arbitrators and the Umpire, shall render their decision in writing within sixty days of the appointment of the Umpire. No monetary award issued by the arbitration tribunal shall exceed the limits of the treaty. The decision agreed upon by the arbitration tribunal shall be final and not subject to appeal and shall be binding on both parties.

7. Unless the arbitration tribunal decides otherwise, each party shall pay the expenses of its own Arbitrator and half of the other costs of the arbitration.

8. Any such arbitration shall take place at Birmingham, Alabama, unless some other location is mutually agreed upon by the two parties in interest.

                                   EXHIBIT V

ERRORS AND OMISSIONS. Inadvertent delays, errors, or omissions made in connection with this Agreement will not relieve either party from any liability that would have attached had such delay, error or omission not occurred, provided always that such error or omission is rectified immediately upon discovery. The liability of the Reinsurer shall in no event exceed the limits specified herein.

--------------------------------------------------------------------------------
                         TREATY REINSURANCE CASH INPUT
SEQ#:          00022
--------------------------------------------------------------------------------

 CARD     BOOKED           CHECK ONE
 CODE     MO YR       [_] CASH RECEIPTS
 61       04 1998     [_] CASH DISBURSEMENTS
                      [_] CHARGE OFF

                              CODING INSTRUCTIONS

RECEIPTS-CARD CODE 61                     TRANS. 51 = UNAPPLIED
RECEIPTS-CARD CODE 61                     TRANS. 52 = CORRECTION
RECEIPTS-CARD CODE 61                     TRANS. 53 = CHARGE OFF
DISBURSEMENTS - CARD CODE 62              TRANS. 52 = CORRECTION


TREATY    ACCOUNT     CLAIM      TRANS       FED TAX
NUMBER    NO/YR.      NUMBER     CODE         ID #                  AMOUNT
--------------------------------------------------------------------------------
60039     4/1998      900001               61 222005057            280.57
--------------------------------------------------------------------------------
60039     4/1998      900001               61 382145898            280.57
--------------------------------------------------------------------------------
59999     4/1998      900001               61 382145898               .01
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                                                    PAGE TOTALS:   561.15

TOTAL:            561.15  SEQ#: 00022
DATE PRINTED:    4/27/98  TIME PRINTED: 10:40:21